Exhibit 2.1

040101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

Filed in the office of Ross Miller Secretary of State State of Nevada	Document Number **20130261859-87** Filing Date and Time **04/19/2013 5:02 PM** Entity Number **E0196982013-0**

(This document was filed electronically.)

USE BLACK INK ONLY - DO NOT HIGHLIGHT | ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: AUREUS INCORPORATED

2. Registered Agent for Service of Process: (check only one box)

[X] Commercial Registered Agent: NEVADA AGENCY AND TRANSFER COMPANY
Name

[ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity:

Street Address: | City: | Nevada | Zip Code:

Mailing Address (if different from street address): | City: | Nevada | Zip Code:

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares *with par value:* 150000000 | Par value per share: $ 0.0010 | Number of shares *without par value:* 0

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

	Name	Street Address	City	State	Zip Code
1)	DONG-GU KANG	950-11 DAECHI-DONG GANGNAM-GU	SEOUL, KOR	KO	135-609
2)	MIN-JUNG KANG	#1625 YATABDONG 78 JANGMI ST BOONDANGGU	SUNGNAM CITY, KYUNGG, KOF	KO	463-816

5. Purpose: (optional; see instructions)

The purpose of the corporation shall be:
ANY LEGAL PURPOSE

6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

Name: DONG-GU KANG | X DONG-GU KANG — **Incorporator Signature**

Address: 950-11 DAECHI-DONG GANGNAM-GU | City: SEOUL, KOR | State: KO | Zip Code: 135-609

7. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X NEVADA AGENCY AND TRANSFER COMPANY
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

Date: 4/19/2013

This form must be accompanied by appropriate fees.

Nevada Secretary of State NRS 78 Articles
Revised: 4-10-09

(PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF: FILE NUMBER NAME OF CORPORATION FOR THE FILING PERIOD OF **YOU MAY FILE THIS FORM ONLINE ATwww.nvsos.gov** The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is NEVADA AGENCY AND TRANSFER COMPANY 50 WEST LIBERTY STREET SUITE 880 RENO, NV 89501 , Filed in the office o f :;; ;; " AL - Ross Miller Secretary o f State State o f evada Documen t Number 20130261861 - 20 Filing Da te and T i me 04/19/2013 5:02 PM En t i ty Number E0196982013 - 0 1111111111111111 1 IIII I IIII I IIII I III I IIII *100105* A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT www.nvsos.gov ::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::: ::: :::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::: f[l)W#P#0rn ritWffe@@@ p#@#:#i%h ........... A U \ it: S!"At.:1:16 i'uHUi'Ht.:1: USt:UiliLY .. USE BLACK INK ONLY - DO NOT HIGHLIGHT D Return one file stamped copy. (11 iiling not accompanied by order instructions, 1ile stamped copy will be sent to registered agent.) IMPORTANT: Read instructions before completing and returning this form 1 Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form FORM WILL BE RETURNED IF UNSIGNED. 2. If there are additional officers, attach a list of them to this form. 3. Return completed form with the filing fee of $125 00. A $75 00 penalty must be added for failure to file this form by the last day of the first month following the incorporation/initial registration with this office 4. State business license fee is $200.00. Effective 2/1/201O, $100 00 must be added for failure to file form by deadline. 5. Make your check payable to the Secretary of State. 6. Ordering Copies : If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification A copy fee of $2 .00 per page is required for each additiona I copy generated when ordering 2 or more file stamped or certified copies. Ap propriate instructions must accompany your order. 7. Return the completed form to Secretary of State, 202 North Carson Street, Carson City, Nevada 89701 - 4201, (775) 684 - 5708 8. Form must be in the possession of the Secretary of State on or before the last day of the first month following the initial registration date. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties Failure to include initial list and business license fees will result in rejection of filing· INIJIAI I !SJ Ell ING EEE· $125 oo I ATE PENAi D'.· $75 oo BL! SINFSS I IQENSF FEE· $200 oo I ATE PEN Al D'.· $l oo oo NOTE: If claiming an exemption, a notarized Deelaration of Eligibili1y form must be attached. Faiiure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees. D This corporation is a publicly traded corporation. The Central Index Key number is: D This publicly traded corporation is not required to have a Central Index Key number. CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW D Pursuant to NRS Chapter 76, this entity is exempt 1rom the business license 1ee. Exemption code: ·' --- • NRS 76.020 Exemption Codes 001 - Governmental Entity 5 - Motion Picture Company 6 - NRS 680B.020 Insurance Co. NAME TITLE(S) PRESIDENT (OR EQUIVALENT OF) I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS Chapter 76 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State. X DONG - GU KANG Date 4/19/2013 5:02:28 PM Signature of Officer Nevada Secretary of State Initial List Profit Revised 3 - 9 - 12

(PROFIT) INITIAUANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF: ENTITY NUMBER NAME OF CORPORATION FOR THE FILING PERIOD OF. TO APR, 2014 APR, 2015 USE BLACK INK ONLY - DO NOT HIGH U GHT **YOU MAY FILE THIS FORM ONLINE ATwww.nvsllverflume.gov** D Return one file stamped copy. (11 ii ling not accompanied by order instructions, ii le stamped copy will be sent to registered agent.) IMPORTANT: Read ins rructions before completing and re tu ming this form 1 Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form FORM WILL BE RETURNED IF UNSIGNED. 2. If there are additional officers, attach a list of them to this form 3. Retum the completed form with the filing fee Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75 00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year 1111111111111111 1 IIII I IIII I IIII I III I IIII *100101* , Filed in the office o f :;; ;; " AL - Ross Miller Secretary o f State State o f evada Documen t Number 20140283966 - 61 Filing Da te and T i me 04/18/2014 8:45 AM En t i ty Number E0196982013 - 0 ::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::: ::: :::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::: 11 0 f e 6, ! F l E n l f ' f i F r l £ 1 u t 'ff ) NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Deelaration of Eligibili1y form wi II result in rejec1ion, which could result in I ate fees. D This corporation is a publicly traded corporation. The Central Index Key number is: D This publicly traded corporation is not required to have a Central Index Key number. 4. State business license fee is $200.00 Effective 2/1/201O, $100 00 must be added for failure to file form by deadline. 5. Make your check payable to the Secretary of State. 6. Ordering Copies : If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order. 7. Return the completed form to Secretary of State, 202 North Carson Street, Carson City, Nevada 89701 - 4201, (775) 684 - 5708. 8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date wi II be retumed for additional fees and penalties. Failure to include annual list and business license fees wi II result in rejection of filing CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW D Pursuant to NRS Chapter 76, this entity is exempt 1rom the business license 1ee. Exemption code: ·' --- • NRS 76.020 Exemption Codes 001 - Governmental Entity 5 - Motion Picture Company 6 - NRS 680B.020 Insurance Co. NAME TITLE(S) PRESIDENT (OR EQUIVALENT OF) TITLE(S) TREASURER (OR EQUIVALENT OF) SUNGNAM CITY, KYUNGGI - n TITLE(S) DIRECTOR .......................................................................... STATE • SUNGNAM CITY, KYUNGGI - D ZIP CODE 463 - 816 None of the officers or di rect ors identified in the I ist of officers has been identified with the fraudulent intent of con cea Iin g the identity of any person or persons exe rcising the power or authority of an officer or director in furtherance of any unlawfuI conduct. I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretsry of State. X DONG - GU KANG Date • 4/18/2014 8:45:36 AM • Signature of Officer or Other Authorized Signature Nevada Secretary of State List Profit Revised 7 - 31 - 13

(PROFIT) INITIAUANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF: ENTITY NUMBER NAME OF CORPORATION FOR THE FILING PERIOD OF. TO APR, 2015 APR, 2016 USE BLACK INK ONLY - DO NOT HIGH U GHT **YOU MAY FILE THIS FORM ONLINE ATwww.nvsllverflume.gov** D Return one file stamped copy. (11 ii ling not accompanied by order instructions, ii le stamped copy will be sent to registered agent.) IMPORTANT: Read ins rructions before complering and returning this form 1 Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form FORM WILL BE RETURNED IF UNSIGNED. 2. If there are additional officers, attach a list of them to this form 3. Return the completed form with the filing fee Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corp orations. A $75 00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year. 1111111111111111 1 IIII I IIII I IIII I III I IIII *100102* Filed in the office o f K. viL Barbara K. Cegavs ke Secretary o f State State o f evada Documen t Number 20150191763 - 85 Filing Da te and T i me 04/28/2015 1:28 PM En t i ty Number E0196982013 - 0 ::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::: ::: :::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::: f[l ) W#PMrn M®#fii@#i #fo:@#Mi¥ > ············AebVESPACE.iSFbR"bFFICElisE·oiilLv··· NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Deelaration of Eligibili1y form wi II result in rejec1ion, which could result in I ate fees. D This corporation is a publicly traded corporation. The Central Index Key number is: D This publicly traded corporation is not required to have a Central Index Key number. 4. State business license fee is $200.00 Effective 2/1/201O, $100 00 must be added for failure to file form by deadline. 5. Make your check payable to the Secretary of State. 6. Ordering Copies : If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order. 7. Return the completed form to Secretary of State, 202 North Carson Street, Carson City, Nevada 89701 - 4201, (775) 684 - 5708. 8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties Failure to include annual list and business license fees wi II result in rejection of filing CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW D Pursuant to NRS Chapter 76, this entity is exempt 1rom the business license 1ee. Exemption code: ·' --- • NRS 76.020 Exemption Codes 001 - Governmental Entity 5 - Motion Picture Company 6 - NRS 680B.020 Insurance Co. NAME TITLE(S) PRESIDENT (OR EQUIVALENT OF) TITLE(S) TREASURER (OR EQUIVALENT OF) SUNGNAM CITY, KYUNGGI - n TITLE(S) DIRECTOR .......................................................................... STATE • SUNGNAM CITY, KYUNGGI - D ZIP CODE 463 - 816 None of the officers or di rect ors identified in the I ist of officers has been identified with the fraudulent intent of con cea Iin g the identity of any person or persons exe rcising the power or authority of an officer or director in furtherance of any unlawfuI conduct. I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretsry of State. X DONG - GU KANG Date 4/28/2015 1:28:32 PM Signature of Officer or Other Authorized Signature Nevada Secretary of State List Profit Revised 1 - 5 - 15

(PROFIT) INITIAUANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF: ENTITY NUMBER NAME OF CORPORATION FOR THE FILING PERIOD OF. TO APR, 2015 APR, 2016 USE BLACK INK ONLY - DO NOT HIGH U GHT **YOU MAY FILE THIS FORM ONLINE ATwww.nvsllverflume.gov** D Return one file stamped copy. (11 ii ling not accompanied by order instructions, ii le stamped copy will be sent to registered agent.) IMPORTANT: Read ins rructions before complering and returning this form 1 Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form FORM WILL BE RETURNED IF UNSIGNED. 2. If there are additional officers, attach a list of them to this form 3. Return the completed form with the filing fee Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corp orations. A $75 00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year. 1111111111111111 1 IIII I IIII I IIII I III I IIII *100103* Filed in the office o f K. viL Barbara K. Cegavs ke Secretary o f State State o f evada Documen t Number 20150503952 - 02 Filing Da te and T i me 11/18/2015 11:14 AM En t i ty Number E0196982013 - 0 ::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::: ::: :::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::: f[l)W#P#M0 rit®#@@@ p#@#:#i%h ············AebVESPACE.iSFbR"bFFICElisE·oiilLv··· 4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/201O, $100 00 must be added for failure to file form by deadline. 5. Make your check payable to the Secretary of State. 6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order. 7. Return the completed form to Secretary of State, 202 North Carson Street, Carson City, Nevada 89701 - 4201, (775) 684 - 5708. 8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties Failure to include annual list and business license fees wi II result in rejection of filing CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW 0Pursuant to NRSChapter 76, this entity is exempt 1rom the business license 1ee. Exemption code: I _ NRS 76.020 Exemption Codes NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to 001 - Governmental Entity attach the Declaration of Eligibility form will result in rejection, which could result in late fees. 005 - Motion Picture Company 0This corporation is a publicly traded corporation. The Central Index Key number is: 0001624517 006 - NRS6808.020 Insurance Co 0This publicly traded corporation is not required to have a Central Index Key number. NAME TITLE(S) PRESIDENT (OR EQUIVALENT OF) STATE ZIP CODE TITLE(S) SECRETARY (OR EQUIVALENT OF) TITLE(S) TREASURER (OR EQUIVALENT OF) TITLE(S) DIRECTOR ZIP CODE 59602 None of the officers or di rect ors identified in the I ist of officers has been identified with the fraudulent intent of concea Ii n g the identity of any person or persons exe rcising the power or authority of an officer or director in furtherance of any unlawfuI conduct. I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretsry of State. X MATIHEW KILLEEN Date Jl/18/2015 11:14:05 AM Signature of Officer or Other Authorized Signature Nevada Secretary of State List Profit Revised 7 - 1 - 15

(PROFIT) INITIAUANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF: ENTITY NUMBER NAME OF CORPORATION FOR THE FILING PERIOD OF. TO APR, 2016 APR, 2017 USE BLACK INK ONLY - DO NOT HIGH U GHT **YOU MAY FILE THIS FORM ONLINE ATwww.nvsllverflume.gov** D Return one file stamped copy. (11 ii ling not accompanied by order instructions, ii le stamped copy will be sent to registered agent.) IMPORTANT: Read ins rructions before complering and returning this form 1 Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form FORM WILL BE RETURNED IF UNSIGNED. 2. If there are additional officers, attach a list of them to this form 3. Return the completed form with the filing fee Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corp orations. A $75 00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year. 1111111111111111 1 IIII I IIII I IIII I III I IIII *100103* Filed in the office o f K. viL Barbara K. Cegavs ke Secretary o f State State o f evada Documen t Number 20160195124 - 51 Filing Da te and T i me 04/29/2016 12:19 PM En t i ty Number E0196982013 - 0 ::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::: ::: :::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::: f[l)W#P#M0 rit®#@@@ p#@#:#i%h ············AebVESPACE.iSFbR"bFFICElisE·oiilLv··· 4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/201O, $100 00 must be added for failure to file form by deadline. 5. Make your check payable to the Secretary of State. 6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order. 7. Return the completed form to Secretary of State, 202 North Carson Street, Carson City, Nevada 89701 - 4201, (775) 684 - 5708. 8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties Failure to include annual list and business license fees wi II result in rejection of filing CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW 0Pursuant to NRSChapter 76, this entity is exempt 1rom the business license 1ee. Exemption code: I _ NRS 76.020 Exemption Codes NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to 001 - Governmental Entity attach the Declaration of Eligibility form will result in rejection, which could result in late fees. 005 - Motion Picture Company 0This corporation is a publicly traded corporation. The Central Index Key number is: 006 - NRS6808.020 Insurance Co 0This publicly traded corporation is not required to have a Central Index Key number. NAME TITLE(S) PRESIDENT (OR EQUIVALENT OF) STATE ZIP CODE TITLE(S) SECRETARY (OR EQUIVALENT OF) TITLE(S) TREASURER (OR EQUIVALENT OF) TITLE(S) DIRECTOR ZIP CODE 59602 None of the officers or di rect ors identified in the I ist of officers has been identified with the fraudulent intent of concea Ii n g the identity of any person or persons exe rcising the power or authority of an officer or director in furtherance of any unlawfuI conduct. I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretsry of State. X DEBORAH ENGLES Date • 4/29/201612:19:02 PM. Signature of Officer or Other Authorized Signature Nevada Secretary of State List Profit Revised 7 - 1 - 15

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

AUREUS INCORPORATED | E0196982013-0

NAME OF CORPORATION

FOR THE FILING PERIOD OF APR, 2017 TO APR, 2018

100103

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

Filed in the office of	Document Number 20170184588-44
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 04/28/2017 9:25 AM
	Entity Number E0196982013-0

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ____

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ____

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
- 001 - Governmental Entity
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
TRACY FORTNER	PRESIDENT (OR EQUIVALENT OF)	50 WEST LIBERTY STREET STE 880	RENO	NV	89501
TRACY FORTNER	SECRETARY (OR EQUIVALENT OF)	50 WEST LIBERTY STREET STE 880	RENO	NV	89501
TRACY FORTNER	TREASURER (OR EQUIVALENT OF)	50 WEST LIBERTY STREET STE 880	RENO	NV	89501
TRACY FORTNER	DIRECTOR	50 WEST LIBERTY STREET STE 880	RENO	NV	89501

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X TRACY FORTNER — Title: PRESIDENT — Date: 4/28/2017 9:25:41 AM

Signature of Officer or Other Authorized Signature

Nevada Secretary of State List Profit
Revised: 7-1-15

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF: I A _ U _ R _ E _ U _ S _ IN _ C _ O _ R _ P _ O _ RA _ T _ E _ D EN TIT Y NUMB ER j j E0196982013 - 0 I : : : : ; ::op:: : : O F I APR, 2017 TO APR, 2018 11111111111111111 IIIIIIIIIIIIIII IIII IIII * 10 010 3 * USE BLACK INK ONLY - DO NOT HIGHLIGHT **YOU MAY FILE THIS FORM ONLINE ATwww.nvsilverflume.gov** D Return one file stamped copy. ( If filing not accompanied by order instructi ons , file stamped copy will be sent to registered agent. ) IMPORTANT : Read instructions before completing and returning this form. 1. Prin1 or 1ype name s and addresses, e i t her re side n ce or bus in ess , fo r all off i cers and directo r s. A Pre side nt, Secretary, T reas urer, o r equiva l en1 o f a n d a l l Di rec1o r s mus1 be name d. T he r e mus1 be at least one d ir ec1 o r. A n Officer must sign t he form . FORM WILL BE RETURNED IF UNSIGNED. 2. If 1here a re add i 1io n a l o ff ice r s , a11ac h a list o f 1hem to t h is fo rm. 3. Re t urn t he comp l e1ed form wi1 h t he fil i ng fee. Annua l l ist fee is based upo n t he c urre nt tota l au1ho r ized s1oc k as exp la in ed in t he A nnu al List Fe e Sched ule F or Profi1 Co rp o ra t i ons. A $75.00 penalty must be added fo r fa i lu re 10 file 1his f orm by t he deadl in e. An ann ual list re ceived more 1ha n 90 days be f o r e i ts due date shal l be deemed an ame n ded list f or 1he prev i ous year. Filed in the office of Document umber K . .d,.., 20170511 66 - 78 12/04/20171:30 PM Bar b ara K. Ce gavske F1h11g Date and Tune SecretaryofState State of Nevada En tity umber E0196982013 - 0 (This document was filed electronically .) ABOVE SPACE IS FOR OFFICE USE ONLY 4. State bus in ess li ce n se f ee is $5 00 .00 / $200.00 fo r Professiona l Co r po r at i ons f i l ed purs u a n t 10 NRS C h apter 89. Effe ct i ve 2/1 / 20 1 0, $ 100 .00 mus1 be added f o r fail ure 10 file f orm by deadli n e. 5. Make your chec k payable 10 t he Secre1ary of S1a1e. 6. Ordering Copies : If requested above, one file s1amped copy w il l be re t urne d a1 no add i tiona l charge. T o re ceive a certi f ied copy , enc los e an add i 1iona l $30.00 per cert if icat i on . A copy fee of $2.00 per page is r eq ui red f or each additional copy genera1ed w h en orderi ng 2 or m ore f i l e s1amped o r certified cop i es. Appropria1e i ns1ruc i ton s mus1 accompany your order. 7. Re1urn 1 h e comp l e1ed f o rm 10: Secre1ary of S1a1 , e 202 Nort h Ca r son S1 r ee1,Ca r so n C i 1y , Nevada 89701 - 420 1 , (775) 684 - 5708. 8. F orm must be in 1he possession of the Secre1ary of State on or befo re t he last day o f t he mon1h i n whic h i1 is due. {Postmark dale is no1 accep1ed as receipt dale .) F orms received afte r due dale w il l be re t urne d f o r add i t i onal fees and pena l1i es. F ail ure to i nc lu de ann u a l list and bus i ness l ice n se fee s wi ll result i n reject i on of fil ing. QHEQK QNLV IF APPLIQABLE AND ENTER EXEMPTIQN QQDE IN BQX BELQW 0 Pursuan t to NRS Chapter 76 , this entity i s e xempt from th e business li cense fee. Exemption code: I I NRS 76 .0 20 Exempt ion Codes NOTE: It claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to 001 - Governmental Entity attach the Declaration of Eligibility form will result in rejection, which could result in late fees. 006 - NRS 680B.020 Insurance Co 0 This corpora ti on is a publicly traded corporation. The Central Index Key number is: I 0001624517 I 0 This publicly traded corporation is not required t o have a Central Index Key number. NAM E I SADIQ SHAIKH TITLE{S) I PRESIDENT {OR EQUIV A LENT OF) CI TY S T A TE ZI P COD E A D DRESS i 1241 S. HARVARD AVE . I ! TU LSA I [2K] 1 74112 I NAM E I DEBORAH ENGLES TITLE{ S ) : SECRETARY { OR EQUIVALENT OF ) CI TY S T A TE ZI P COD E A D DRESS j 1241 S, HARVARD AVE. I ! TULSA I [2K] 1 74112 I NAME I DEBORAH ENGLES TIT LE{S ) I TREASURER ( OR EQUIV A LENT OF) CITY S T A TE ZIP COD E A D D R ESS i 1241 S. HARVARD AVE . I ! TU LSA I 1 74112 I NAM E I SADIQ SHAIKH TITLE{S) I DIRECTOR CIT Y S T A TE ZIP CO D E AD DRE SS ! 1241 S. HARVARD AVE . I ! T ULSA ; [QKJ 1 74112 I None of the officers or directors Identified in the list of officers has been Identified with the fraudulent Intent of concealing the identity of any person or persons exercising the power or authority of an officer or director In furtherance of any unlaWful conduct. I declare , to the best of my knowledge under penalty of perjury , that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing In the Office of the Secretary of State. X DEBORAH E ENGLES Signature of Officer or Other Authorized Signature Title I. T R _ E _ A _ S _ U _ R _ E _ R Date .! I 12;412017 1:30:33 PM I Nevada Sec re ta ry o f Stale List Pr ofi1 F orm : 100 1 03 Revised: 7 - 1 - 17

Illllllllllllllllllllllllllllllllll · lIIII . .. ... .. .... ., . . • ' . . - . .. .. ' · " ' t!.f - :· -- . . . . . ' ' BARBARA K . CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov Filed i n the o f fice of D ocu m en t Nu mb e r K . .J,_, 20170515115 - 68 C k F il in g Date and Time Barbara K. egavs e 12/06/2017 8·00 AM Secretary of State · State of evada En ti ty umber E0196982013 - 0 Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78 . 390) USE BLACK INK ONLY - DO NOT HIGHL . IGHT ABOVE SPACE IS FOR OFFICE USE ONLY Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) 1 . _ N a - ? . . r C ? ! P ! _ n _ : Aureus Incorporated 2 . The art i cles have been amended as follows: (prov i de article numbers , i f available) : Art i c l - e 1 <N - rc q; a t i o - n) - < l Ar t i c - T - 3 ( A u t h o r i i " s t o c k S " - e i i e r e . by - e n d - d - - se t r o r t - h - - - - - - - : Annnex A attached hereto. 3 . The vote by which the stockholders holding shares i n the corporation entitling them to exercise at least a majority of the voting power , or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: : -- · - - - -- -- · · -- - - - · 7 i - - · - · - ---- - · · --- · · · · - 1 -- - · · · - ·· - - - - - - - - - - ---- - - · 1 4. Effective date and time of filing: ( optional ) Date: 12/15/2017 Time : : 10:00 am i I . ..... .. - , . · - - - · · . --- · · - , . (must not be late r than 90 days after the certificate i s fi led) 5 . Signature : (required) *If any proposed amendment wou l d a l ter o r change any preference or any relative or other ri ght given to any class or series of outstanding shares , the n the amendment must be approved by the vote, i n addit i on to the affirmative vote otherwise requ i red , of the holders of sha r es representing a majority of the voting power of each class or se ri es affected by the amendment regardless to l im lt atlonso r restrictio n s on the vot i ng power thereof . This form must be accompanied by appropnate f e es. IMPORTANT: Fa i lureto i nclude any of the above informat i on and s u bm i t w i th the proper f ees may cause this filing to be r ejected . N ev ada Secretary o f State Amend Profit - After Rev ised: 1 - 6 - 15

Annex A 2. The Articles have been amended as follows (provide article numbers, if available) Article 1 (Name of Corporation) of the Articles of Incorporation is hereby amended as follows: The name of the Corporation shall be changed from Aureus Incorporated to Hohme, Inc. Article 3 (Authorized Stock) is hereby amended as follows: Upon the effectiveness (the "Effective Time") of this Certificate of Amendment to the Articles of Incorporation of the Corporation, pursuant to the Nevada Revised Statutes, the authorized capital stock of the Corporation shall consist of 160,000,000 shares, consisting of 150,000,000 shares of common stock, par value $0.00I per share (the "Common Stock"), and 10,000,000 shares of"blank check" preferred stock, par value $0.001 per share (the "Preferred Stock"). The Board of Directors of the Corporation is hereby expressly authorized to provide, out of the unissued shares of "blank check" Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, ifany, and any qualifications, limitations or restrictions thereof, of the shares of such series . The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. At the E ffective Time , each eight (8) shares of Common Stock of the Corporation issued and outstanding or held by the Corporation as treasury stock prior to the Effective Time, shall be immediately combined into one (1) validly issued, fully paid and nonassessable share of Common Stock without any further action by the Corporation or the holders thereof; provided that no fractional shares shall be issued to any holder and instead of issuing fractional shares, the Corporation shall round fractional shares up to the nearest whole number. The par value and the amount of authorized Common Stock shall remain unchanged.

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER: E0196982013-0

HOHME, INC.
NAME OF CORPORATION

FOR THE FILING PERIOD OF 4/2018 TO 4/2019

100103

Filed in the office of
Barbara K. Cegavske
Secretary of State
State of Nevada

Document Number: 20180184738-82
Filing Date and Time: 04/24/2018 8:33 AM
Entity Number: E0196982013-0

USE BLACK INK ONLY - DO NOT HIGHLIGHT

**** YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov ****

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201. (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

ABOVE SPACE IS FOR OFFICE USE ONLY

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ____

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

NRS 76.020 Exemption Codes
001 - Governmental Entity
006 - NRS 680B.020 Insurance Co.

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
SADIQ SHAIKH	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
123 W. NYE LANE, SUITE 129	CARSON CITY	NV	89706
NAME	TITLE(S)		
DEBORAH ENGLES	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
123 W. NYE LANE, SUITE 129	CARSON CITY	NV	89706
NAME	TITLE(S)		
DEBORAH ENGLES	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
123 W. NYE LANE, SUITE 129	CARSON CITY	NV	89706
NAME	TITLE(S)		
SADIQ SHAIKH	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
123 W. NYE LANE, SUITE 129	CARSON CITY	NV	89706

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Deborah Engles
Signature of Officer or Other Authorized Signature

Title: Secretary

Date: 4.23.2018

Nevada Secretary of State List Profit
Form: 100103 Revised: 7-1-17

181004

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Statement of Change of Registered Agent by Represented Entity

(PURSUANT TO NRS 77.340)

Filed in the office of
Barbara K. Cegavske
Secretary of State
State of Nevada

Document Number
20180184739-93
Filing Date and Time
04/24/2018 8:33 AM
Entity Number
E0196982013-0

This form may be submitted by: the Represented Entity to appoint a new Registered Agent or amend own service of process info. For more information please visit http://www.nvsos.gov/index.aspx?page=141

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Represented Entity:
HOHME, INC.

2. Entity File Number: E0196982013-0

3. This statement of change will have the following effect: (check only one)
- [X] Appoints a new agent for service of process (complete 4a or 4b)
- [ ] Updates contact information of the Represented Entity acting as own agent (complete 4c)

4. Information in effect upon the filing of this statement: (complete only one section)

a) Commercial Registered Agent:
AMERICAN CORPORATE ENTERPRISES, INC.
Name

b) Noncommercial Registered Agent:
Name
Street Address | City | Nevada | Zip Code
Mailing Address (if different from street address) | City | Nevada | Zip Code

c) Title of Office or Other Position within Represented Entity:
Name of Title or Position
Street Address | City | Nevada | Zip Code
Mailing Address (if different from street address) | City | Nevada | Zip Code

5. Signature of Represented Entity: (required)
X [signature] Deborah Engles
Authorized Signature
4.23.2018
Date

6. Registered Agent Acceptance: (required)
I hereby accept appointment as Registered Agent for the above named Entity.
X [signature] Deanna Kelley
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity
4/23/18
Date

FEE: $60.00
This form must be accompanied by appropriate fees.

Nevada Secretary of State Form RA Change by Entity
Revised: 1-5-15

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20190063253-81
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 02/11/2019 3:24 PM
	Entity Number E0196982013-0

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

HOHME, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

FIRST. The name of the corporation is:

AUREUS, INC.

THREE. That the stock authorized that may be issued by the corporation is FIVE HUNDRED MILLION (500,000,000) shares of common stock with a nominal or par value of .001 and TEN MILLION (10,000,000) shares of preferred stock with a nominal or par value of .001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: 2/7/2019 Time: 3:30

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

AUREUS, INC.

NAME OF CORPORATION

E0196982013-0

FOR THE FILING PERIOD OF 4/2019 TO 4/2020

100103

USE BLACK INK ONLY - DO NOT HIGHLIGHT

**** YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov ****

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

Filed in the office of	Document Number
Barbara K. Cegavske	20190063254-92
Secretary of State	Filing Date and Time: 02/11/2019 3:24 PM
State of Nevada	Entity Number: E0196982013-0

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

ABOVE SPACE IS FOR OFFICE USE ONLY

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

NRS 76.020 Exemption Codes
001 - Governmental Entity
006 - NRS 680B.020 Insurance Co.

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
~~SADIQ SHAIKH~~ EVERETT M. DICKSON	PRESIDENT (OR EQUIVALENT OF)	123 W. NYE LANE, SUITE 129	CARSON CITY	NV	89706
~~DEBORAH ENGLES~~ EVERETT M. DICKSON	SECRETARY (OR EQUIVALENT OF)	123 W. NYE LANE, SUITE 129	CARSON CITY	NV	89706
~~DEBORAH ENGLES~~ EVERETT M. DICKSON	TREASURER (OR EQUIVALENT OF)	123 W. NYE LANE, SUITE 129	CARSON CITY	NV	89706
~~SADIQ SHAIKH~~ EVERETT M. DICKSON	DIRECTOR	123 W. NYE LANE, SUITE 129	CARSON CITY	NV	89706

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]

Signature of Officer or Other Authorized Signature

Title: C.E.O.

Date: 2/7/2019

Nevada Secretary of State List Profit
Form: 100103 Revised: 7-1-17